united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE  19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 7/31

Date of reporting period: 7/31/22

Item 1. Reports to Stockholders.

(a)

Astor Dynamic Allocation Fund
Class A: ASTLX Class C: ASTZX Class I: ASTIX
Astor Sector Allocation Fund
Class A: ASPGX Class C: CSPGX Class I: STARX
Astor Macro Alternative Fund
Class A: ASTMX Class I: GBLMX

Annual Report
July 31, 2022

1-877-738-0333

Distributed by Northern Lights Distributors, LLC
Member FINRA

Market Overview

In my opinion, the one-year period 8.1.21 – 7.31.22 can be broken down into three definable segments. To finish the year of 2021, equity markets pushed higher, continuing the strong rebound investors have seen post-Covid. Short-term interest rates as measured by two-year treasuries, moved north of 0.7% as investors began to respect the growing inflation picture. By all accounts, economic activity was solid.

As we entered 2022, a consensus around inflation finally arrived. With the Fed capitulating on their transitory view, this put a new complexion on the equity markets. We saw reality set in on valuation tolerance. Similar to 2018, investors had to digest the impact of higher rates on market valuations in a low-rate environment. This time however, there was a backdrop of inflation the Fed is having to battle, aside from just interest rate normalization. The Ukraine/Russia war threw in a sizeable wrinkle. This makes the task somewhat trickier. Consumers battled both higher rates and higher inflation, causing a change in spending preferences as well as disposable income. The torrid pace of economic growth slowed but remained above trend.

Q2 2022 turned a new page. The market moved from concern over valuations to an outright concern of recession. An aggressive Fed position to fight inflation combined with a weakening macro picture turned investor and consumer sentiment extremely negative. Markets found some solace moving into Q3 ’22 as ‘less-bad’ inflation data gave hope the Fed could ease its path of rate hikes, even as inflation remained substantially elevated. This puzzle will provide clues as to how the balance of 2022 plays out.

Astor Dynamic Allocation Fund – The fund returned -6.40% (I share) for the period of 8.1.21 - 7.31.22. This compares to -4.64% for the S&P 500 TR Index large cap equity market index and -9.12% for the Bloomberg U.S. Aggregate Bond Index. The Astor Economic Index® moved to its highest level since the pandemic started, indicating continued above trend growth in the U.S. economy. Equity beta target was near 0.85 in early Q4 ’21. The strategy began taking equity exposure down in Q1 as the pace of growth began to reach more normal levels. Expectations for growth in 2023 came down sharply, as rates and inflation impaired visibility and optimism. Beta ended the quarter near 0.6. The second quarter saw more of the same as higher rates really crimped economic activity. Beta hit the 0.3 level in early July, bringing the total beta reduction ~0.55 from the period high.

The S&P 500 TR Index finished 2021 well up over 9% from August through year end. This was not shared across all market segments. International developed MSCI ACWI Ex-U.S. Index was up less than 1%, and U.S. small caps were up as measured by the Russell 2000 Index, just over 1%, over the same period. At a higher beta, the Dynamic Allocation Fund participated well, but was weighed on by non-large cap and international exposure. 2022 has been about overall equity exposure. By reducing beta as the year went on, we believe the strategy was able to buffer a lot of the market volatility, especially in Q2, which saw the majority of equity market losses. Fixed income exposure was also a benefit for the portfolio. With equity exposure coming down, fixed income positioning was much more relevant, especially as interest rates marched higher. Taking a shorter duration approach, with a balance of investment grade and loans helped to balance out the impacts of losses felt by longer duration and investment grade positions.

Astor Sector Allocation Fund – The fund was down -5.98% (I share) for the period of 8.1.21 – 7.31.22. This compares to -4.64% for the S&P 500 TR Index large cap equity market index. The strategy maintained near maximum equity exposure into year-end ’21. In Q1 ’22, equity exposure was reduced marginally as growth began to slow. Q2 saw substantial changes to overall equity exposure, which helped to mitigate risk and volatility from a further deteriorating macro picture and weak equity markets, specifically in Q2.

The second half of 2021 was solid for all sectors. Technology, healthcare and consumer discretionary were some of the best performers overall and strong contributors to the fund’s performance. Consumer staples and industrials, while posting positive returns, trailed the broader benchmark (S&P 500) and were notable among the laggards in the portfolio. As the calendar turned to 2022, sector positioning was important. Technology and consumer discretionary were hit hard by valuation adjustments followed by recession fears and were among the worst performers overall and for the fund. Consumer staples and healthcare suffered only a portion of the losses of the broad markets and helped the fund on a relative basis. Energy, the only positive sector for the year (2022), added positive return for the fund in 2022.

Astor Macro Alternative Fund – the fund was down -8.00% (I share) for the period 8.1.21 - 7.31.22. This compares to up 7.55% for the HFRI Macro Total Index.

The fund had some components that did well and others that had a hard time syncing with the markets. The asset allocation component was slightly negative, as underperformance in the back half of 2021 was balanced by lower equity exposure driven outperformance in 2022. The fund’s bond model was the opposite, contributing positively in the back of 2021 as the yield curve expanded, led by higher long term rates. As the Fed became more aggressive, pushing short rates higher, this caused the curve to flatten. Our bond model lost money in the first half of 2022. The commodity model was modestly positive over the entire period (8.1.21 – 7.31.22). Gains in trend positioning were somewhat offset as the spread relationships within commodity groups struggled to yield positive returns. Foreign exchange positions were essentially flat over the period in discussion.

We believe the Macro Alternative Fund did a good job mitigating the drawdowns experienced by equity markets, thus providing non-correlating exposure (compared to equities). However, the fund had a challenging comparison to CTAs/managed futures as pure trend were capitalized by these groups.

The Macro Alternative Fund gains a good portion of portfolio exposure through derivatives (commodity and financial futures contracts). This is a regular day-to-day activity of the fund and gains and losses are in part driven by these exposures. Over the course of the period in discussion (8.1.21 – 7.31.22), these exposures resulted in marginal positive performance attribution overall to the fund.

Market and Economy Looking Forward

Calendar year 2022 saw the worst start to a year for the market since the 1970s, with Q2 bearing the brunt of the losses. Investors had a number of impactful (and inter-related) variables to sort out, most notably inflation. Q1 saw the beginning of an equity revaluation as the concern of higher interest rates began. In Q2, inflation surged, causing the Fed to take more aggressive steps to combat rising prices. At the same time, higher input AND borrowing costs slowed down the economy to the point of recession concerns.

10-year Treasury rates started Q2 at 2.32% and peaked at 3.48% before settling back to 2.97% at quarter end. This coincided with a quarter that saw the FOMC raise interest rates at both meetings, the first a 0.5% increase followed by a 0.75% move in June, as CPI continued to surge. Coincidentally, the PCE deflator, which peaked at 5.3% in February, declined to 4.7% as of the last reading (May) as rate hikes and persistent cost pressure work to reduce the demand side of the economy, which will, in turn, help the supply constraints over time. To be sure, a more real-time view of inflation (PCE MoM annualized) has shown a decline over recent months, both demand and supply-driven contributions. Whether this demand slowdown persists or not is of concern to the markets, as to how the U.S. economy will fare in the second half of 2022.

With uncertainty around the terminal rate of Fed rate hikes and a slowdown in the U.S. economy, investors have remained cautious on risk assets across the board. Rising labor and input costs have hurt current margins, while a slowing economy would be a double whammy. In our opinion, visibility on rates as well as a turnaround in next year’s growth expectations would potentially add stability to the situation and increase investor confidence.

MAS-M-297067-2022-08-29

6869-NLD-08312022

ASTOR DYNAMIC ALLOCATION FUND
PORTFOLIO REVIEW (Unaudited)
July 31, 2022

Average Annual Total Return through July 31, 2022*, as compared to its benchmarks:

	One Year	Three Year	Five Year	Ten Year	Inception (1)	Inception (2)	Inception (3)
Astor Dynamic Allocation Fund - Class A Shares	-6.59%	2.66%	4.19%	5.25%	N/A	N/A	4.97%
Astor Dynamic Allocation Fund - Class A Shares With Load	-11.00%	1.01%	3.18%	4.74%	N/A	N/A	4.50%
Astor Dynamic Allocation Fund - Class C Shares	-7.22%	1.90%	3.41%	4.46%	N/A	3.43%	N/A
Astor Dynamic Allocation Fund - Class I Shares	-6.40%	2.91%	4.43%	5.50%	4.47%	N/A	N/A
S&P 500 Total Return Index **	-4.64%	13.36%	12.83%	13.80%	13.14%	13.09%	14.10%
Bloomberg U.S. Aggregate Bond Index ***	-9.12%	-0.21%	1.28%	1.65%	2.70%	2.62%	2.00%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses, including underlying funds, are 1.83%, 2.58%, and 1.58% for Class A, Class C, and Class I respectively, per the most recent prospectus. After fee waivers and/or reimbursements, the Fund’s net operating expense, including underlying funds, is 1.64%, 2.39%, and 1.39% for Class A, Class C, and Class I shares, respectively. Pursuant to a written contract (the “Waiver Agreement”), the advisor has agreed, at least until November 30, 2023, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers, other than the advisor)) do not exceed 1.40%, 2.15%, and 1.15% for Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 4.75% of the purchase price. Performance figures for periods greater than one year are annualized. For performance information current to the most recent month-end, please call 1-877-738-0333.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This Index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

***	The Bloomberg U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the Index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	Class I inception date is October 19, 2009.

(2)	Class C inception date is March 12, 2010.

(3)	Class A inception date is November 30, 2011.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s holdings by asset class, as of July 31, 2022 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Fixed Income	68.5%
Exchange Traded Funds - Equity	29.7%
Short-Term Investments	2.1%
Liabilities in Excess of Other Assets	-0.3%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

ASTOR SECTOR ALLOCATION FUND
PORTFOLIO REVIEW (Unaudited)
July 31, 2022

Average Annual Total Return through July 31, 2022*, as compared to its benchmark:

	One Year	Three Year	Five Year	Ten Year	Since Inception (1)	Since Inception (2)
Astor Sector Allocation Fund - Class A Shares	-6.24%	6.71%	6.75%	8.29%	8.11%	N/A
Astor Sector Allocation Fund - Class A Shares With Load	-10.70%	4.98%	5.71%	7.76%	7.61%	N/A
Astor Sector Allocation Fund - Class C Shares	-6.88%	5.93%	5.94%	7.49%	7.31%	N/A
Astor Sector Allocation Fund - Class I Shares	-5.98%	6.98%	7.00%	N/A	N/A	6.15%
S&P 500 Total Return Index **	-4.64%	13.36%	12.83%	13.80%	14.10%	12.12%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expenses, including underlying funds, are 2.26%, 3.01%, and 2.01% for Class A, Class C, and Class I respectively, per the most recent prospectus. After fee waivers and/or reimbursements, the Fund’s net operating expenses, including underlying funds, are 1.61%, 2.36%, and 1.36% for Class A, Class C and Class I shares, respectively. Pursuant to a written contract (the “Waiver Agreement”), the advisor has agreed, at least until November 30, 2023, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers, other than the advisor)) do not exceed 1.40%, 2.15% and 1.15%, for Class A, Class C, Class I shares, respectively. Class A shares are subject to a maximum sales charge of 4.75% of the purchase price. For performance information current to the most recent month-end, please call 1-877-738-0333.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This Index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	Class A and C inception date is November 30, 2011.

(2)	Class I inception date is January 6, 2014.

Comparison of the Change in Value of a $10,000 Investment

Comparison of the Change in Value of a $10,000 Investment

ASTOR SECTOR ALLOCATION FUND
PORTFOLIO REVIEW (Unaudited) (Continued)
July 31, 2022

The Fund’s holdings by asset class, as of July 31, 2022 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Fixed Income	51.2%
Exchange Traded Funds - Equity	47.7%
Short Term Investments	1.3%
Liabilities in Excess of Other Assets	-0.2%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

ASTOR MACRO ALTERNATIVE FUND
PORTFOLIO REVIEW (Unaudited)
July 31, 2022

Average Annual Total Return through July 31, 2022*, as compared to its benchmark:

	One Year	Three Year	Five Year	Ten Year	Since Inception (1)	Since Inception (2)
Astor Macro Alternative Fund - Class A Shares	-8.26%	N/A	N/A	N/A	N/A	-5.63%
Astor Macro Alternative Fund - Class I Shares	-8.00%	2.96%	6.09%	N/A	5.20%	N/A
S&P 500 Total Return Index **	-4.64%	13.36%	12.83%	N/A	11.91%	5.13%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s total annual operating expense, including underlying funds, are 2.71% and 2.46% for Class A and Class I, respectively, per the most recent prospectus. After fee waivers and/or reimbursements, the Fund’s net operating expense, including underlying funds, is 2.25% and 2.00% for Class A and Class I shares, respectively. Pursuant to a written contract (the “Waiver Agreement”), the advisor has agreed, at least until November 30, 2023, to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers, other than the advisor)) do not exceed 2.00% and 1.75% for Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 4.75% of the purchase price. Performance figures for periods greater than one year are annualized. For performance information current to the most recent month-end, please call 1-877-738-0333.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This Index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

(1)	Class I inception date is June 22, 2015.

(2)	Class A inception date is February 24, 2021.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s holdings by asset class, as of July 31, 2022 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Fixed Income	78.3%
Exchange Traded Funds - Equity	10.8%
Short-Term Investment	1.2%
Other Assets in Excess of Liabilities	9.7%
Total	100.0%

Please refer to the Consolidated Schedule of Investments in this annual report for a detailed listing of the Fund’s holdings.

ASTOR DYNAMIC ALLOCATION FUND
SCHEDULE OF INVESTMENTS
July 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 98.2%
	EQUITY - 29.7%
115,931	iShares MSCI USA Equal Weighted ETF	$8,909,297
272,041	SPDR Portfolio S&P 1500 Composite Stock Market ETF	13,825,124
285,589	SPDR Portfolio S&P 500 ETF	13,831,075
		36,565,496
	FIXED INCOME - 68.5%
145,079	First Trust Senior Loan ETF	6,567,726
536,600	Invesco BulletShares 2024 Corporate Bond ETF	11,204,208
131,915	iShares Interest Rate Hedged Corporate Bond ETF	12,080,776
134,931	Janus Henderson AAA CLO ETF	6,649,400
261,738	SPDR Blackstone Senior Loan ETF	11,129,100
594,907	SPDR Blbg Investment Grade Floating Rate ETF	18,031,631
441,626	SPDR Portfolio Short Term Corporate Bond ETF	13,244,364
105,803	VictoryShares USAA Core Short-Term Bond ETF	5,226,668
		84,133,873

	TOTAL EXCHANGE-TRADED FUNDS (Cost $120,342,223)	120,699,369

Shares		Fair Value
	SHORT-TERM INVESTMENT — 2.1%
	MONEY MARKET FUND - 2.1%
2,559,981	First American Government Obligations Fund Class X, 1.44% (Cost $2,559,981)(a)	2,559,981

	TOTAL INVESTMENTS - 100.3% (Cost $122,902,204)	$123,259,350
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(384,022)
	NET ASSETS - 100.0%	$122,875,328

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Rate disclosed is the seven day effective yield as of July 31, 2022.

See accompanying notes to financial statements.

ASTOR SECTOR ALLOCATION FUND
SCHEDULE OF INVESTMENTS
July 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 98.9%
	EQUITY - 47.7%
18,829	Consumer Staples Select Sector SPDR Fund	$1,402,572
12,027	Energy Select Sector SPDR Fund	943,157
24,241	First Trust Technology AlphaDEX Fund	2,528,821
21,121	Health Care Select Sector SPDR Fund	2,796,420
11,724	Invesco S&P 500 Equal Weight Technology ETF	3,157,040
6,793	Materials Select Sector SPDR Fund	530,737
13,189	Real Estate Select Sector SPDR Fund	584,800
		11,943,547
	FIXED INCOME - 51.2%
64,095	Blackrock Short Maturity Bond	3,162,447
27,799	iShares Short Treasury Bond ETF	3,061,226
112,794	SPDR Blbg Investment Grade Floating Rate ETF	3,418,787
106,227	SPDR Portfolio Short Term Corporate Bond ETF	3,185,748
		12,828,208

	TOTAL EXCHANGE-TRADED FUNDS (Cost $22,788,290)	24,771,755

Shares		Fair Value
	SHORT-TERM INVESTMENT — 1.3%
	MONEY MARKET FUND - 1.3%
322,636	First American Government Obligations Fund Class X, 1.44% (Cost $322,636)(a)	322,636

	TOTAL INVESTMENTS - 100.2% (Cost $23,110,926)	$25,094,391
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(41,990)
	NET ASSETS - 100.0%	$25,052,401

ETF	- Exchange-Traded Fund

SPDR	- Standard & Poor’s Depositary Receipt

(a)	Rate disclosed is the seven day effective yield as of July 31, 2022.

See accompanying notes to financial statements.

ASTOR MACRO ALTERNATIVE FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
July 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 89.1%
	EQUITY - 10.8%
43,850	Alerian MLP ETF	$1,703,134
1,078	iShares MSCI Brazil ETF	31,283
1,216	iShares MSCI Chile ETF	32,151
1,491	iShares MSCI Indonesia ETF	34,457
727	iShares MSCI Mexico ETF	34,024
7,285	iShares MSCI Turkey ETF	140,163
13,749	iShares Select Dividend ETF	1,680,953
		3,656,165
	FIXED INCOME – 78.3%
156,984	iShares Floating Rate Bond ETF	7,880,597
134,716	iShares Short Treasury Bond ETF	14,834,925
76,188	iShares Trust iShares 1-5 Year Investment Grade	3,906,159
		26,621,681

	TOTAL EXCHANGE-TRADED FUNDS (Cost $30,297,167)	30,277,846

Shares		Fair Value
	SHORT-TERM INVESTMENT — 1.2%
	MONEY MARKET FUND - 1.2%
421,463	First American Government Obligations Fund Class X, 1.44% (Cost $421,463)(a)	421,463

	TOTAL INVESTMENTS – 90.3% (Cost $30,718,630)	$30,699,309
	OTHER ASSETS IN EXCESS OF LIABILITIES- 9.7%	3,283,234
	NET ASSETS - 100.0%	$33,982,543

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(b)	Value and Unrealized Appreciation (Depreciation)
11	CBOE Volatility Index Future(c)	10/19/2022	$291,092	$(19,668)
25	CBOT 10 Year US Treasury Note 44825(c)	09/21/2022	3,028,525	25,900
12	CBOT US Long Bond Future(c)	09/21/2022	1,728,000	28,875
23	Eurex 10 Year Euro BUND Future(c)	09/08/2022	3,703,493	113,046
18	Montreal Exchange 10 Year Canadian Bond Future(c)	09/20/2022	1,833,708	18,371
54	NYBOT CSC Cocoa Future(c)	09/15/2022	1,254,420	41,510
28	NYBOT CSC Number 11 World Sugar Future(c)	09/30/2022	550,054	(1,098)
5	NYMEX Henry Hub Natural Gas Futures(c)	01/27/2023	398,650	(10,900)
6	NYMEX Light Sweet Crude Oil Future(c)	09/20/2022	580,500	26,640

See accompanying notes to financial statements.

ASTOR MACRO ALTERNATIVE FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
July 31, 2022

OPEN FUTURES CONTRACTS (Continued)
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(b)	Value and Unrealized Appreciation (Depreciation)
42	SFE 10 Year Australian Bond Future(c)	09/15/2022	$2,844,215	$64,804
4	TSE Japanese 10 Year Bond Futures(c)	09/12/2022	4,514,770	(427)
	TOTAL FUTURES CONTRACTS			$287,053

OPEN FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(b)	Value and Unrealized Appreciation (Depreciation)
38	CBOT Corn Future(c)	12/14/2022	$1,178,000	$143,775
6	CBOT Soybean Future(c)	11/14/2022	440,550	10,025
11	CBOT Soybean Oil Future(c)	12/14/2022	433,356	21,216
20	CBOT Wheat Future(c)	09/14/2022	807,750	201,612
37	CME British Pound Currency Future(c)	09/19/2022	2,818,475	(40,537)
5	CME E-Mini Standard & Poor’s 500 Index Future(c)	09/16/2022	1,033,375	(45,825)
17	CME Euro Foreign Exchange Currency Future(c)	09/19/2022	2,179,081	(5,275)
30	CME Lean Hogs Future(c)	10/14/2022	1,166,700	(36,060)
43	CME Live Cattle Future(c)	10/31/2022	2,446,270	14,680
10	Long Gilt Future(c)	09/28/2022	1,439,166	(25,971)
10	NYBOT CSC C Coffee Future(c)	09/20/2022	814,500	17,531
17	NYBOT CTN Number 2 Cotton Future(c)	12/07/2022	822,290	161,440
4	NYMEX NY Harbor ULSD Futures(c)	08/31/2022	596,232	(9,240)
	TOTAL FUTURES CONTRACTS			$407,371

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

(a)	Rate disclosed is the seven day effective yield as of July 31, 2022.

(b)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(c)	All or a portion of this investment is a holding of the AMA.

See accompanying notes to financial statements.

The Astor Funds
STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2022

			Astor Macro
	Astor Dynamic	Astor Sector	Alternative Fund
	Allocation Fund	Allocation Fund	(Consolidated)
ASSETS
Investment securities :
At cost	$122,902,204	$23,110,926	$30,718,630
At value	$123,259,350	$25,094,391	$30,699,309
Cash	34,889	4,145	—
Deposits for futures contracts	—	—	2,325,789
Net unrealized appreciation on futures contracts	—	—	694,424
Dividends and interest receivable	3,028	482	481
Receivable for Fund shares sold	31,804	50	341,256
Prepaid expenses and other assets	11,128	12,653	18,469
TOTAL ASSETS	123,340,199	25,111,721	34,079,728

LIABILITIES
Distribution (12b-1) fees payable	21,967	7,334	397
Investment advisory fees payable	99,249	7,939	15,735
Payable to related parties	55,766	21,795	26,719
Payable for Fund shares redeemed	247,891	—	21,406
Accrued expenses and other liabilities	39,998	22,252	32,928
TOTAL LIABILITIES	464,871	59,320	97,185
NET ASSETS	$122,875,328	$25,052,401	$33,982,543

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$120,453,600	$22,709,481	$35,676,308
Accumulated earnings (losses)	2,421,728	2,342,920	(1,693,765)
NET ASSETS	$122,875,328	$25,052,401	$33,982,543

See accompanying notes to financial statements.

The Astor Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
July 31, 2022

			Astor Macro
	Astor Dynamic	Astor Sector	Alternative Fund
	Allocation Fund	Allocation Fund	(Consolidated)
Net Asset Value Per Share:
Class A Shares:
Net Assets	$10,469,346	$7,807,880	$572,090
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	845,039	535,455	54,113
Net asset value (Net Assets ÷ Shares Outstanding), and redemption price per share	$12.39	$14.58	$10.57
Maximum offering price per share (4.75% sales charge)	$13.01	$15.31	$11.10

Class C Shares:
Net Assets	$22,446,390	$8,758,741	$—
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,935,731	664,348	—
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$11.60	$13.18	$—

Class I Shares:
Net Assets	$89,959,592	$8,485,780	$33,410,453
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	7,229,016	570,700	3,148,695
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$12.44	$14.87	$10.61

See accompanying notes to financial statements.

The Astor Funds
STATEMENTS OF OPERATIONS
For the Year Ended July 31, 2022

			Astor Macro
	Astor Dynamic	Astor Sector	Alternative Fund
	Allocation Fund	Allocation Fund	(Consolidated)
INVESTMENT INCOME
Dividends	$2,240,734	$358,182	$579,110
Interest	8,536	1,282	—
Securities lending income - net	9,101	5,608	—
TOTAL INVESTMENT INCOME	2,258,371	365,072	579,110

EXPENSES
Investment advisory fees	1,345,107	269,695	588,869
Distribution (12b-1) fees, Class A shares	28,595	19,214	1,178
Distribution (12b-1) fees, Class C shares	277,713	110,563	—
Administrative services fees	150,985	44,544	59,800
Transfer agent fees	80,411	20,662	52,951
Third party administrative servicing fees	67,524	11,455	20,007
Registration fees	71,125	62,015	36,300
Accounting services fees	52,063	33,815	24,802
Printing expenses	23,211	5,734	8,674
Legal fees	12,682	18,416	17,344
Compliance officer fees	26,730	12,311	12,908
Audit fees	16,000	16,000	21,500
Custodian fees	14,600	5,114	8,148
Trustees fees and expenses	11,878	11,493	11,527
Miscellaneous expense	4,660	3,823	3,031
Insurance expense	4,743	2,920	3,087
Custody overdraft fees	—	1,471	—
TOTAL EXPENSES	2,188,027	649,245	870,126

Less: Fees waived and/or expenses reimbursed by the advisor	(254,781)	(191,813)	(152,121)

NET EXPENSES	1,933,246	457,432	718,005
NET INVESTMENT INCOME (LOSS)	325,125	(92,360)	(138,895)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from security transactions	7,059,512	853,516	(1,203,268)
Net realized loss from futures transactions	—	—	(2,540,796)
Net realized loss from foreign currency transactions	—	—	(31,865)
Distributions of realized gains by underlying investment companies	12,646	—	10,343
Net change in unrealized depreciation on investments	(16,357,695)	(2,541,118)	(268,904)
Net change in unrealized appreciation on futures contracts	—	—	598,713
Net change in unrealized depreciation on foreign currency transactions	—	—	(1,622)
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(9,285,537)	(1,687,602)	(3,437,399)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,960,412)	$(1,779,962)	$(3,576,294)

See accompanying notes to financial statements.

The Astor Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Astor Dynamic Allocation Fund

	For the	For the
	Year Ended	Year Ended
	July 31, 2022	July 31, 2021
FROM OPERATIONS
Net investment income	$325,125	$432,335
Net realized gain from security transactions	7,059,512	22,035,041
Distributions of long term capital gains from underlying investment companies	12,646	—
Net change in unrealized appreciation (depreciation) on investments	(16,357,695)	6,250,049
Net increase (decrease) in net assets resulting from operations	(8,960,412)	28,717,425

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(1,509,389)	(61,514)
Class C	(3,769,460)	(101,264)
Class I	(13,661,361)	(862,944)
Total distributions to shareholders	(18,940,210)	(1,025,722)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	2,527,139	508,837
Class C	1,099,079	1,468,270
Class I	18,347,518	17,438,216
Distributions reinvested
Class A	1,275,881	51,652
Class C	3,437,696	91,321
Class I	12,381,401	682,091
Cost of shares redeemed
Class A	(2,856,184)	(4,871,281)
Class C	(7,697,199)	(8,590,300)
Class I	(35,605,490)	(104,900,735)
Net decrease in net assets from shares of beneficial interest	(7,090,159)	(98,121,929)

TOTAL DECREASE IN NET ASSETS	(34,990,781)	(70,430,226)

NET ASSETS
Beginning of Year	157,866,109	228,296,335
End of Year	$122,875,328	$157,866,109

See accompanying notes to financial statements.

The Astor Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Astor Dynamic Allocation Fund

	For the	For the
	Year Ended	Year Ended
	July 31, 2022	July 31, 2021
SHARE ACTIVITY
Class A:
Shares Sold	179,302	36,799
Shares Reinvested	93,729	3,734
Shares Redeemed	(210,249)	(353,979)
Net increase (decrease) in shares of beneficial interest outstanding	62,782	(313,446)

Class C:
Shares Sold	83,397	110,638
Shares Reinvested	268,780	6,998
Shares Redeemed	(599,158)	(649,892)
Net decrease in shares of beneficial interest outstanding	(246,981)	(532,256)

Class I:
Shares Sold	1,323,093	1,268,513
Shares Reinvested	905,913	48,879
Shares Redeemed	(2,560,205)	(7,784,934)
Net decrease in shares of beneficial interest outstanding	(331,199)	(6,467,542)

See accompanying notes to financial statements.

The Astor Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Astor Sector Allocation Fund

	For the	For the
	Year Ended	Year Ended
	July 31, 2022	July 31, 2021
FROM OPERATIONS
Net investment loss	$(92,360)	$(34,962)
Net realized gain from security transactions	853,516	5,570,694
Net change in unrealized appreciation (depreciation) on investments	(2,541,118)	2,480,830
Net increase (decrease) in net assets resulting from operations	(1,779,962)	8,016,562

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(1,162,503)	(24,848)
Class C	(1,925,718)	(20,234)
Class I	(1,494,075)	(41,157)
From distributions to shareholders	(4,582,296)	(86,239)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	1,945,048	134,375
Class C	87,118	64,906
Class I	863,609	278,905
Distributions reinvested
Class A	1,091,457	23,550
Class C	1,818,163	18,030
Class I	1,433,408	38,456
Cost of shares redeemed
Class A	(1,365,091)	(2,582,884)
Class C	(3,172,662)	(4,151,715)
Class I	(2,124,221)	(3,289,566)
Net increase (decrease) in net assets from shares of beneficial interest	576,829	(9,465,943)

TOTAL DECREASE IN NET ASSETS	(5,785,429)	(1,535,620)

NET ASSETS
Beginning of Year	30,837,830	32,373,450
End of Year	$25,052,401	$30,837,830

See accompanying notes to financial statements.

The Astor Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Astor Sector Allocation Fund

	For the	For the
	Year Ended	Year Ended
	July 31, 2022	July 31, 2021
SHARE ACTIVITY
Class A:
Shares Sold	126,449	8,726
Shares Reinvested	67,624	1,534
Shares Redeemed	(85,912)	(161,736)
Net increase (decrease) in shares of beneficial interest outstanding	108,161	(151,476)

Class C:
Shares Sold	5,654	4,098
Shares Reinvested	124,022	1,243
Shares Redeemed	(218,255)	(286,657)
Net decrease in shares of beneficial interest outstanding	(88,579)	(281,316)

Class I:
Shares Sold	51,743	17,095
Shares Reinvested	87,243	2,507
Shares Redeemed	(128,097)	(209,040)
Net increase (decrease) in shares of beneficial interest outstanding	10,889	(189,438)

See accompanying notes to financial statements.

The Astor Funds
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Astor Macro Alternative Fund

	For the	For the
	Year Ended	Year Ended
	July 31, 2022	July 31, 2021
FROM OPERATIONS
Net investment loss	$(138,895)	$(164,883)
Net realized gain (loss) from security transactions, futures transactions and foreign currency transactions	(3,775,929)	2,862,814
Distributions of long term capital gains from underlying investment companies	10,343	—
Net change in unrealized appreciation (depreciation) investments, futures contracts and foreign currency transactions	328,187	(314,420)
Net increase (decrease) in net assets resulting from operations	(3,576,294)	2,383,511

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid
Class A	(41,763)	—
Class I	(2,825,591)	(528,074)
From distributions to shareholders	(2,867,354)	(528,074)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A*	496,266	132,836
Class I	26,943,730	33,682,558
Distributions reinvested
Class A	40,540	—
Class I	2,667,401	478,975
Cost of shares redeemed
Class A	(20,000)	—
Class I	(31,747,841)	(7,649,731)
Net increase (decrease) in net assets from shares of beneficial interest	(1,619,904)	26,644,638

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,063,552)	28,500,075

NET ASSETS
Beginning of Year	42,046,095	13,546,020
End of Year	$33,982,543	$42,046,095

SHARE ACTIVITY
Class A:*
Shares Sold	41,287	10,996
Shares Reinvested	3,672	—
Shares Redeemed	(1,842)	—
Net increase in shares of beneficial interest outstanding	43,117	10,996

Class I:
Shares Sold	2,364,249	2,813,995
Shares Reinvested	240,958	39,815
Shares Redeemed	(2,842,069)	(626,974)
Net increase (decrease) in shares of beneficial interest outstanding	(236,862)	2,226,836

*	Class A commenced operations on February 24, 2021.

See accompanying notes to financial statements.

The Astor Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Astor Dynamic Allocation Fund Class A

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	July 31,	July 31,	July 31,	July 31,		July 31,
	2022	2021	2020	2019		2018

Net asset value, beginning of year	$15.13	$12.86	$13.44	$13.83		$13.02
Activity from investment operations:
Net investment income (1)	0.03	0.03	0.08	0.10		0.07
Net realized and unrealized gain (loss) on investments	(0.85)	2.30	(0.33)	(0.00	) (6)	1.47
Total from investment operations	(0.82)	2.33	(0.25)	0.10		1.54
Less distributions from:
Net investment income	(0.06)	(0.04)	(0.09)	(0.12)		(0.11)
Net realized gains	(1.86)	(0.02)	(0.22)	(0.37)		(0.62)
Return of capital	—	—	(0.02)	—		—
Total distributions	(1.92)	(0.06)	(0.33)	(0.49)		(0.73)
Net asset value, end of year	$12.39	$15.13	$12.86	$13.44		$13.83
Total return (2)	(6.59)%	18.20%	(2.02)%	1.25%		12.07%
Net assets, at end of year (000s)	$10,469	$11,834	$14,089	$17,290		$16,333
Ratio of gross expenses to average net assets (3)(4)	1.58%	1.59%	1.53%	1.50%		1.59%
Ratio of net expenses to average net assets (4)	1.40%	1.40%	1.40%	1.40%		1.40%
Ratio of net investment income to average net assets (5)	0.20%	0.21%	0.63%	0.76%		0.49%
Portfolio Turnover Rate	122%	111%	116%	79%		52%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

The Astor Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Astor Dynamic Allocation Fund Class C

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	July 31,	July 31,	July 31,	July 31,		July 31,
	2022	2021	2020	2019		2018

Net asset value, beginning of year	$14.33	$12.26	$12.87	$13.30		$12.60
Activity from investment operations:
Net investment loss (1)	(0.07)	(0.08)	(0.02)	(0.00	) (6)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.79)	2.19	(0.32)	(0.00	) (6)	1.42
Total from investment operations	(0.86)	2.11	(0.34)	(0.00	) (6)	1.38
Less distributions from:
Net Investment income	(0.01)	(0.02)	(0.03)	(0.06)		(0.06)
Net realized gains	(1.86)	(0.02)	(0.22)	(0.37)		(0.62)
Return of capital	—	—	(0.02)	—		—
Total distributions	(1.87)	(0.04)	(0.27)	(0.43)		(0.68)
Net asset value, end of year	$11.60	$14.33	$12.26	$12.87		$13.30
Total return (2)	(7.22)%	17.25%	(2.74)%	0.51%		11.19%
Net assets, at end of year (000s)	$22,446	$31,288	$33,278	$30,916		$26,293
Ratio of gross expenses to average net assets (3)(4)	2.33%	2.34%	2.28%	2.25%		2.34%
Ratio of net expenses to average net assets (4)	2.15%	2.15%	2.15%	2.15%		2.15%
Ratio of net investment income (loss) to average net assets (5)	(0.55)%	(0.55)%	(0.14)%	0.02%		(0.28)%
Portfolio Turnover Rate	122%	111%	116%	79%		52%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

See accompanying notes to financial statements.

The Astor Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Astor Dynamic Allocation Fund Class I

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$15.18	$12.90	$13.47	$13.86	$13.04
Activity from investment operations:
Net investment income (1)	0.06	0.06	0.11	0.14	0.10
Net realized and unrealized gain (loss) on investments	(0.86)	2.31	(0.33)	(0.01)	1.47
Total from investment operations	(0.80)	2.37	(0.22)	0.13	1.57
Less distributions from:
Net investment income	(0.08)	(0.07)	(0.10)	(0.15)	(0.13)
Net realized gains	(1.86)	(0.02)	(0.22)	(0.37)	(0.62)
Return of capital	—	—	(0.03)	—	—
Total distributions	(1.94)	(0.09)	(0.35)	(0.52)	(0.75)
Net asset value, end of year	$12.44	$15.18	$12.90	$13.47	$13.86
Total return (2)	(6.40)%	18.49%	(1.74)%	1.47%	12.31%
Net assets, at end of year (000s)	$89,960	$114,744	$180,929	$177,450	$157,874
Ratio of gross expenses to average net assets (3)(4)	1.33%	1.34%	1.28%	1.25%	1.34%
Ratio of net expenses to average net assets (4)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets (5)	0.45%	0.45%	0.86%	1.03%	0.70%
Portfolio Turnover Rate	122%	111%	116%	79%	52%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

The Astor Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Astor Sector Allocation Fund Class A

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	July 31,		July 31,	July 31,	July 31,	July 31,
	2022		2021	2020	2019	2018

Net asset value, beginning of year	$18.23		$14.08	$15.57	$18.31	$16.28
Activity from investment operations:
Net investment income (loss) (1)	(0.02)		0.02	0.06	0.07	0.03
Net realized and unrealized gain (loss) on investments	(0.85)		4.18	(0.04)	(0.48)	2.11
Total from investment operations	(0.87)		4.20	0.02	(0.41)	2.14
Less distributions from:
Net investment income	(0.03)		(0.05)	(0.02)	(0.04)	—
Net realized gains	(2.75)		—	(1.49)	(2.29)	(0.11)
Total distributions	(2.78)		(0.05)	(1.51)	(2.33)	(0.11)
Net asset value, end of year	$14.58		$18.23	$14.08	$15.57	$18.31
Total return (2)	(6.24)%		29.87%	(0.23)%	0.66%	13.19%
Net assets, at end of year (000s)	$7,808		$7,790	$8,148	$10,934	$15,077
Ratio of gross expenses to average net assets (3)(4)	2.08	%(7)	2.05%	1.94%	1.66%	1.69%
Ratio of net expenses to average net assets (4)	1.41	%(8)	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets (5)	(0.11)%		0.12%	0.43%	0.44%	0.15%
Portfolio Turnover Rate	84%		166%	119%	138%	66%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Expenses before waivers (excluding overdraft custody expense of 0.01%) was 2.07% for the year ended July 31, 2022.

(8)	Expenses after waivers (excluding overdraft custody expense of 0.01%) was 1.40% for the year ended July 31, 2022.

See accompanying notes to financial statements.

The Astor Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Astor Sector Allocation Fund Class C

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	July 31,		July 31,	July 31,	July 31,		July 31,
	2022		2021	2020	2019		2018

Net asset value, beginning of year	$16.82		$13.07	$14.64	$17.46		$15.64
Activity from investment operations:
Net investment loss (1)	(0.13)		(0.09)	(0.04)	(0.05)		(0.10)
Net realized and unrealized gain (loss) on investments	(0.76)		3.86	(0.04)	(0.48)		2.03
Total from investment operations	(0.89)		3.77	(0.08)	(0.53)		1.93
Less distributions from:
Net investment income	—		(0.02)	—	(0.00	) (6)	—
Net realized gains	(2.75)		—	(1.49)	(2.29)		(0.11)
Total distributions	(2.75)		(0.02)	(1.49)	(2.29)		(0.11)
Net asset value, end of year	$13.18		$16.82	$13.07	$14.64		$17.46
Total return (2)	(6.95	)%(9)	28.89%	(0.97)%	(0.09)%		12.38%
Net assets, at end of year (000s)	$8,759		$12,667	$13,515	$20,213		$28,201
Ratio of gross expenses to average net assets (3)(4)	2.83	% (7)	2.80%	2.69%	2.41%		2.44%
Ratio of net expenses to average net assets (4)	2.16	% (8)	2.15%	2.15%	2.15%		2.15%
Ratio of net investment loss to average net assets (5)	(0.87)%		(0.64)%	(0.30)%	(0.32)%		(0.61)%
Portfolio Turnover Rate	84%		166%	119%	138%		66%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Expenses before waivers (excluding overdraft custody expense of 0.01%) was 2.82% for the year ended July 31, 2022.

(8)	Expenses after waivers (excluding overdraft custody expense of 0.01%) was 2.15% for the year ended July 31, 2022.

(9)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

The Astor Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Astor Sector Allocation Fund Class I

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	July 31,		July 31,	July 31,	July 31,	July 31,
	2022		2021	2020	2019	2018

Net asset value, beginning of year	$18.54		$14.30	$15.77	$18.48	$16.40
Activity from investment operations:
Net investment income (1)	0.02		0.05	0.11	0.11	0.07
Net realized and unrealized gain (loss) on investments	(0.86)		4.25	(0.05)	(0.47)	2.13
Total from investment operations	(0.84)		4.30	0.06	(0.36)	2.20
Less distributions from:
Net investment income	(0.08)		(0.06)	(0.04)	(0.06)	(0.01)
Net realized gains	(2.75)		—	(1.49)	(2.29)	(0.11)
Total distributions	(2.83)		(0.06)	(1.53)	(2.35)	(0.12)
Net asset value, end of year	$14.87		$18.54	$14.30	$15.77	$18.48
Total return (2)	(5.98)%		30.18%	0.03%	0.97%	13.47%
Net assets, at end of year (000s)	$8,486		$10,381	$10,711	$19,528	$32,230
Ratio of gross expenses to average net assets (3)(4)	1.83	% (6)	1.80%	1.69%	1.41%	1.44%
Ratio of net expenses to average net assets (4)	1.16	% (7)	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets (5)	0.13%		0.36%	0.74%	0.68%	0.40%
Portfolio Turnover Rate	84%		166%	119%	138%	66%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Expenses before waivers (excluding overdraft custody expense of 0.01%) was 1.82% for the year ended July 31, 2022.

(7)	Expenses after waivers (excluding overdraft custody expense of 0.01%) was 1.15% for the year ended July 31, 2022.

See accompanying notes to financial statements.

The Astor Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year/Period Presented

	Astor Macro Alternative Fund Class A

	Year Ended	Period Ended
	July 31	July 31,
	2022	2021 (1)

Net asset value, beginning of period	$12.37	$12.33
Activity from investment operations:
Net investment loss (2)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.92)	0.07
Total from investment operations	(0.99)	0.04
Less distributions from:
Net investment income	—	—
Net realized gains	(0.81)	—
Total distributions	(0.81)	—
Net asset value, end of period	$10.57	$12.37
Total return (3)	(8.26)%	0.32	% (7)
Net assets, at end of period (000s)	$572	$136
Ratio of gross expenses to average net assets (4)(5)	2.37%	2.46	% (8)
Ratio of net expenses to average net assets (5)	2.00%	2.00	% (8)
Ratio of net investment income (loss) to average net assets (6)	(0.59)%	(0.80	)% (8)
Portfolio Turnover Rate	381%	270	% (7)

(1)	The inception date of the Astor Macros Alternative Fund Class A shares was February 24, 2021.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales charges.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Not annualized.

(8)	Annualized.

See accompanying notes to financial statements.

The Astor Funds
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Astor Macro Alternative Fund Class I

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$12.38	$11.69	$11.89	$11.07	$10.34
Activity from investment operations:
Net investment loss (1)	(0.04)	(0.07)	(0.06)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.91)	0.99	1.14	1.25	1.10
Total from investment operations	(0.96)	0.92	1.08	1.20	1.06
Less distributions from:
Net investment income	—	(0.11)	(0.64)	(0.11)	(0.04)
Net realized gains	(0.81)	(0.12)	(0.64)	(0.27)	(0.29)
Total distributions	(0.81)	(0.23)	(1.28)	(0.38)	(0.33)
Net asset value, end of year	$10.61	$12.38	$11.69	$11.89	$11.07
Total return (2)	(8.00)%	7.94%	9.93%	11.54%	10.38%
Net assets, at end of year (000s)	$33,410	$41,910	$13,546	$6,706	$7,206
Ratio of gross expenses to average net assets (3)(4)	2.12%	2.21%	3.59%	3.53%	5.67%
Ratio of net expenses to average net assets (4)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets (5)	(0.34)%	(0.55)%	(0.52)%	(0.24)%	(0.40)%
Portfolio Turnover Rate	381%	270%	302%	190%	194%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales charges.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

The Astor Funds

NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS

July 31, 2022

1.	ORGANIZATION

The Astor Dynamic Allocation Fund, the Astor Sector Allocation Fund, and Astor Macro Alternative Fund (each a “Fund” or collectively the “Funds”) are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Astor Dynamic Allocation Fund seeks total return through a combination of capital appreciation and income. The Astor Sector Allocation Fund seeks capital appreciation. The Astor Macro Alternative Fund seeks to provide positive returns over a market cycle regardless of market conditions or general market direction. The Astor Dynamic Allocation Fund commenced operations on October 19, 2009. The Astor Sector Allocation Fund commenced operations on November 30, 2011. The Astor Macro Alternative Fund commenced operations on June 22, 2015.

The Astor Dynamic Allocation Fund currently offers Class A, Class C, and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 4.75%. The Astor Sector Allocation Fund currently offers Class A, Class C, and Class I shares. Class C and Class I shares are offered at net asset value and Class A shares are offered at net asset value plus a maximum sales charge of 4.75%. The Astor Macro Alternative Fund currently offers Class A and Class I shares. Class I shares are offered at net asset value and Class A shares are offered at net asset value plus a maximum sales charge of 4.75%. Each class represents an interest in the same assets of the respective Fund and classes of a Fund are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares of a Fund have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees), and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

The consolidated financial statements of the Astor Macro Alternative Fund include the Astor Macro Alternative Fund and its wholly owned subsidiary AMA Fund Limited (“AMA”). AMA commenced operations on June 22, 2015 and is incorporated in the Cayman Islands as an exempted investment company with limited liability.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year then ended. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including Accounting Standards Update (“ASU”) 2013-08.

The Astor Funds

NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2022

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined or, in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. A Fund may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having sixty days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third-party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities;

The Astor Funds

NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2022

(ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Futures Contracts – The Astor Macro Alternative Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies, or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the consolidated statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Valuation of Underlying Funds - Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Astor Funds

NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2022

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2022, for the Funds’ assets and liabilities measured at fair value:

Astor Dynamic Allocation Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$120,699,369	$—	$—	$120,699,369
Money Market Fund	2,559,981	—	—	2,559,981
Total	$123,259,350	$—	$—	$123,259,350

Astor Sector Allocation Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$24,771,755	$—	$—	$24,771,755
Money Market Fund	322,636	—	—	322,636
Total	$25,094,391	$—	$—	$25,094,391

Astor Macro Alternative Fund

Assets **	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$30,277,846	$—	$—	$30,277,846
Open Futures Contracts ***	694,424	—	—	694,424
Money Market Fund	421,463	—	—	421,463
Total	$31,393,733	$—	$—	$31,393,733

The Funds did not hold any Level 2 or 3 securities during the year.

*	Refer to the Schedule of Investments for classification by asset class.

**	Refer to the Consolidated Schedule of Investments for classification by asset class.

***	Includes cumulative net unrealized appreciation on futures contracts open at July 31, 2022.

Consolidation of Subsidiaries – The consolidated financial statements of the Astor Macro Alternative Fund include AMA, a wholly-owned and controlled foreign corporation (“CFC”).

The Astor Macro Alternative Fund may invest up to 25% of its total assets in the CFC, which acts as an investment vehicle in order to effect certain investments consistent with the Astor Macro Alternative Fund’s investment objectives and policies. The Astor Macro Alternative Fund consolidates the results of subsidiaries in which the Astor Macro Alternative Fund holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, the Astor Macro Alternative Fund may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as the Astor Macro Alternative Fund’s ability to control the circumstances leading to majority ownership. All significant inter-company accounts and transactions have been eliminated in consolidation.

The Astor Funds

NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2022

A summary of the net assets of AMA is as follows:

		% of Astor Macro Alternative
Inception Date of	AMA Net Assets at	Fund’s Net Assets at
AMA:	July 31, 2022	July 31, 2022
6/22/2015	$3,020,214	8.89%

The results from operations of AMA were as follows:

Net investment income	$—
Net realized loss	(2,572,661)
Net increase in unrealized appreciation	597,093
Net decrease in net assets resulting from operations	$(1,975,568)

For tax purposes, AMA is an exempted Cayman Islands investment company. AMA has received an undertaking from the government of the Cayman Islands exempting it from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, AMA is a CFC which generates and is allocated no income which is considered effectively connected with U.S. trade or business and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, AMA’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Astor Macro Alternative Fund’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures program, the Astor Macro Alternative Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Currency Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Fixed-Income Risk – When the Fund invests in fixed-income ETFs that invest in fixed -income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the fixed-income securities owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter -term securities. Other risk factors impacting fixed-income securities include credit risk, maturity risk, market risk, extension or prepayment risk, illiquid security risks and investment -grade securities risk. These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

ETF Risk – Exchange-Traded Funds (“ETFs”) are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of

The Astor Funds

NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2022

investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs may employ leverage, which magnifies the changes in the value of the ETFs. Finally, because the value of ETF shares depends on the demand in the market, the advisor may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance. If the Fund invests a significant portion of its assets in ETFs offered by one ETF sponsor, the Fund could be exposed to additional risks and losses if the sponsor’s ETFs fall out of favor in the marketplace and trading volumes cause the ETF’s market prices to decline.

You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses.

Additional risks of investing in ETFs are described below:

(a) Strategy Risk. Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk and sector risk, as well as risks associated with fixed-income securities.

(b) Net Asset Value and Market Price Risk. The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

(c) Tracking Risk. Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability to track the applicable indices.

(d) Market Risk. The net asset value of the Fund will fluctuate based on changes in the value of the individual securities in which the Fund invests. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change or climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

The Astor Funds

NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2022

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly for the Astor Dynamic Allocation Fund, the Astor Sector Allocation Fund, and the Astor Macro Alternative Fund. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax -basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Federal Income Taxes – Each Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years July 31, 2019 – July 31, 2021 or expected to be taken in the Funds’ July 31, 2022 tax returns. The Funds identified their major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Exchange Traded Funds – The Funds may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Astor Macro Alternative Fund’s Consolidated Statement of Assets and Liabilities as of July 31, 2022.

Contract Type/Primary Risk Exposure	Balance Sheet Location	Unrealized Appreciation (Depreciation)
Commodity Risk	Net unrealized appreciation on futures contracts	$581,132
Equity Risk	Net unrealized appreciation futures contracts	(65,493)
Foreign Exchange Rate Risk	Net unrealized appreciation on futures contracts	(45,812)
Interest Risk	Net unrealized appreciation on futures contracts	224,597
Total		$694,424

The Astor Funds

NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2022

The following is a summary of the location of derivative investments on the Astor Macro Alternative Fund’s Consolidated Statement of Operations for the year ended July 31, 2022:

			Realized and Unrealized Gain
		Location of Gain (Loss) on	(Loss) on Derivatives recognized
Derivative Investment Type	Primary Risk Exposure	Derivatives recognized in income	in income
Futures Contracts	Commodity Risk	Net realized loss from futures transactions	$(664,199)
	Equity Risk	Net realized loss from futures transactions	(569,593)
	Foreign Exchange Rate Risk	Net realized loss from futures transactions	193,854
	Interest Risk	Net realized loss from futures transactions	(1,500,858)
Total			$(2,540,796)
Futures Contracts	Commodity Risk	Net change in unrealized appreciation on futures contracts	$605,038
	Equity Risk	Net change in unrealized appreciation futures contracts	(65,493)
	Foreign Exchange Rate Risk	Net change in unrealized appreciation on futures contracts	(23,181)
	Interest Risk	Net change in unrealized appreciation on futures contracts	82,349
Total			$598,713

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Astor Macro Alternative Fund.

Offsetting of Financial Assets and Derivative Assets

The Astor Macro Alternative Fund’s policy is to recognize a net asset or liability equal to the unrealized gain (loss) on futures contracts. The following table shows additional information regarding the offsetting of assets and liabilities at July 31, 2022 for the Astor Macro Alternative Fund.

Astor Macro Alternative Fund

Gross Amounts Not Offset in the
Assets:				Consolidated Statement of Assets &
Liabilities
Net Amounts of Assets
		Gross Amounts Offset	Presented in the
	Gross Amounts	in the Consolidated	Consolidated
	of Recognized	Statement of Assets &	Statement of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Futures Contracts	$889,426	$(195,002)	$694,424	$—	$—	$694,424
Total	$889,426	$(195,002)	$694,424	$—	$—	$694,424

Liabilities:

Net Amounts of
		Gross Amounts Offset	Liabilities Presented in
	Gross Amounts	in the Consolidated	the Consolidated
	of Recognized	Statement of Assets &	Statement of Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Net Amount
Futures Contracts	$(195,002)	$195,002	$—	$—	$—	$—
Total	$(195,002)	$195,002	$—	$—	$—	$—

The Astor Funds

NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2022

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Security Loans – The Astor Dynamic Allocation Fund and the Astor Sector Allocation Fund have entered into a securities lending arrangement with BNP Paribas (the “Borrower”). Under the terms of the agreement, the Funds are authorized to loan securities to the Borrower. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them.

Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of each Fund. Each Fund has the right under the securities lending agreement to recover the securities from the Borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the Borrower to bring the collateralization back to 102%. Under the terms of the securities lending agreement, each Fund is indemnified for such losses by the security lending agreement. Should the Borrower fail financially, the Funds have the right to repurchase the securities using the collateral in the open market.

There was no security lending for the Astor Dynamic Allocation Fund and the Astor Sector Allocation for the period ended July 31, 2022.

3.	INVESTMENT TRANSACTIONS

For the year ended July 31, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to $169,578,050 and $194,935,075, respectively, for Astor Dynamic Allocation Fund, $23,338,337 and $ 27,231,361, respectively, for Astor Sector Allocation Fund, and $143,574,277 and $150,609,986, respectively, for the Astor Macro Alternative Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Astor Investment Management, LLC (the “Advisor”) is the Funds’ investment advisor. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds (the “Advisory Agreement”), the Advisor, under the supervision of the Board, oversees the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Advisor receives a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.95% for the Astor Dynamic Allocation Fund and Astor Sector Allocation Fund’s average daily net assets and 1.45% of the Astor Macro Alternative Fund’s average daily net assets. The Advisor earned $1,345,107, $269,695 and $588,869 in management fees for the year ended July 31, 2022 from the Astor Dynamic Allocation Fund, Astor Sector Allocation Fund and Astor Macro Alternative Fund, respectively.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until November 30, 2023, to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers, other than the Advisor) do not exceed 1.40%, 2.15% and 1.15% per annum of the Astor Dynamic Allocation Fund’s

The Astor Funds

NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2022

average daily net assets for Class A, Class C, and Class I shares, respectively, 1.40%, 2.15%, and 1.15% per annum of the Astor Sector Allocation Fund’s average daily net assets for Class A, Class C, and Class I shares, respectively, and 2.00 % and 1.75% per annum of the Astor Macro Alternative Fund’s average daily net assets for Class A and Class I shares, respectively.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and any Fund’s operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund(s). These fee waivers and expense reimbursements are subject to possible recoupment from the Fund(s) in future years (within the three years from the date when the amount is waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits. The Board may terminate this expense reimbursement arrangement at any time.

During the year ended July 31, 2022, the Advisor waived fees reimbursed expenses of $254,781, $191,813, and $152,121 for the Astor Dynamic Allocation Fund, Astor Sector Allocation Fund, and the Astor Macro Alternative Fund, respectively, pursuant to the Waiver Agreement. As of July 31, 2022, the Advisor has waived/reimbursed expenses that may be recovered no later than July 31 of the year indicated below:

Fund	2023	2024	2025	Total
Astor Dynamic Allocation Fund	$300,499	$325,638	$254,781	$880,918
Astor Sector Allocation Fund	223,426	199,986	191,813	615,225
Astor Macro Alternative Fund	137,175	136,984	152,121	426,280

The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class A and Class C shares of each Fund. The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets attributable to such Class A shares and 1.00% of the average daily net assets attributable to Class C shares and is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Advisor. The Plans are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred. The Astor Dynamic Allocation Fund, Astor Sector Allocation Fund and Astor Macro Alternative Fund incurred $306,308, $129,777 and $1,178 in 12b-1 fees for the year ended July 31, 2022, respectively.

The Distributor acts as each Fund’s principal underwriter in a continuous public offering of the Funds’ Class A, Class C, and Class I shares. For the year ended July 31, 2022, $16,146, $5,425 and $9,227 were paid to the underwriter for the Astor Dynamic Allocation Fund, Astor Sector Allocation Fund and Astor Macro Alternative Fund, respectively. Of these amounts, $2,161, $934 and $1,922 were retained by the Astor Dynamic Allocation Fund and Astor Sector Allocation Fund and Astor Macro Alternative Fund, respectively. The Advisor incurs and pays for these fees for the benefit of the Funds.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Funds pay UFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Funds for serving in such capacities.

The Astor Funds

NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS

(Continued)

July 31, 2022

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives fees from the Funds.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The below table represents aggregate cost for federal tax purposes, for the Funds as of July 31, 2022 and differs from market value by net unrealized appreciation/depreciation which consisted of:

		Gross Unrealized	Gross Unrealized	Total Unrealized
Fund	Aggregate Cost	Appreciation	Depreciation	Appreciation/Depreciation
Astor Dynamic Allocation Fund	$122,902,204	$1,759,048	$(1,401,902)	$357,146
Astor Sector Allocation Fund	23,110,926	2,038,650	(55,185)	1,983,465
Astor Macro Alternative Fund	31,480,319	2,481,028	(2,567,614)	(86,586)

The tax character of distributions paid during the fiscal years ended July 31, 2022 and July 31, 2021 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of	Total
July 31, 2022	Income	Capital Gain	Capital	Distribution
Astor Dynamic Allocation Fund	$17,255,306	$1,684,904	$—	$18,940,210
Astor Sector Allocation Fund	4,057,209	525,087	—	4,582,296
Astor Macro Alternative Fund	2,812,079	21,879	33,396	2,867,354

For fiscal year ended	Ordinary	Long-Term	Return of	Total
July 31, 2021	Income	Capital Gain	Capital	Distribution
Astor Dynamic Allocation Fund	$721,188	$304,534	$—	$1,025,722
Astor Sector Allocation Fund	86,239	—	—	86,239
Astor Macro Alternative Fund	321,028	207,046	—	528,074

As of July 31, 2022, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Astor Dynamic Allocation Fund	$—	$3,366,260	$(1,301,678)	$—	$—	$357,146	$2,421,728
Astor Sector Allocation Fund	—	782,237	(422,782)	—	—	1,983,465	2,342,920
Astor Macro Alternative Fund	—	—	(1,607,179)	—	—	(86,586)	(1,693,765)

The differences between book basis and tax basis undistributed net investment income, accumulated net realized gains, and unrealized appreciation from security transactions are primarily attributable to adjustments for C-corporation return of capital distributions, and the tax deferral of losses on wash sales.

The Astor Funds

NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2022

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Portfolio	Losses
Astor Dynamic Allocation Fund	$—
Astor Sector Allocation Fund	83,739
Astor Macro Alternative Fund	164,694

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Post October
Portfolio	Losses
Astor Dynamic Allocation Fund	$1,301,678
Astor Sector Allocation Fund	339,043
Astor Macro Alternative Fund	1,442,485

During the fiscal year ended July 31, 2022, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the tax adjustments for prior year tax returns, the use of tax equalization credits, distributions in excess, and accumulated losses from the Fund’s wholly owned subsidiary, resulted in reclassifications for the Funds for the fiscal year ended July 31, 2022 as follows:

	Paid
	In	Accumulated
Portfolio	Capital	Earnings (Losses)
Astor Dynamic Allocation Fund	$1,908,089	$(1,908,089)
Astor Sector Allocation Fund	305,965	(305,965)
Astor Macro Alternative Fund	(2,037,588)	2,037,588

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of July 31, 2022, National Financial Services LLC held 27.84% of the voting securities of the Astor Dynamic Allocation Fund and may be deemed to control the Fund. As of July 31, 2022, National Financial Services LLC held 34.66% of the voting securities of the Astor Macro Alternative Fund and may be deemed to control the Fund.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Astor Macro Alternative Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the iShares Short Treasury Bond ETF (the “Security”). The Astor Macro Alternative Fund may redeem its investments from this Security at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Astor Macro Alternative Fund will be directly affected by the performance of the Security. The annual report of the Security, along with the report of the independent registered public accounting firm, is included in the Security’s most recent annual report filed on Form N-CSR available at www.sec.gov. As of July 31, 2022, the percentage of the Astor Macro Alternative Fund’s net assets invested in the iShares Short Treasury Bond ETF was 43.65%.

The Astor Funds

NOTES TO FINANCIAL STATEMENTS AND CONSOLIDATED FINANCIAL STATEMENTS (Continued)

July 31, 2022

8.	MARKET AND GEOPOLITICAL RISK

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change or climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investment strategies.

9.	RECENT REGULATORY UPDATE

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Astor Funds and

Board of Trustees of Northern Lights Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Astor Dynamic Allocation Fund and Astor Sector Allocation Fund, and the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Astor Macro Alternative Fund (the “Funds”), each a series of Northern Lights Fund Trust, as of July 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended for Astor Dynamic Allocation Fund and Astor Sector Allocation Fund, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the consolidated financial highlights for each of the five years in the period then ended for Astor Macro Alternative Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2009.

COHEN & COMPANY, LTD.

Cleveland, Ohio

September 28, 2022

The Astor Funds
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2022

Astor Investment Management, LLC Adviser- Astor Dynamic Allocation Fund, Astor Macro Alternative Fund, and Astor Sector Allocation Fund) *

In connection with the regular meeting held on March 23-24, 2022 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreement (the “Advisory Agreement”) between Astor Investment Management, LLC (“Adviser”) and the Trust, with respect to the Astor Dynamic Allocation Fund (“Astor Dynamic”), Astor Macro Alternative Fund (“Astor Macro”) and Astor Sector Allocation Fund (“Astor Sector”) collectively referred to as (the “Astor Funds”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent, and Quality of Services. The Board observed that the Adviser was founded in 2001 with approximately $2.1 billion in total assets under management. The Board acknowledged that the Adviser created models and proprietary indicators to determine investment allocations. The Board noted that the Adviser mitigated risk by modeling inputs to account for changing positions, and managed other risk such as interest rate changes, durations, product liquidity, and individual product risk. The Board discussed the Adviser’s broker-dealer selection, noting that it utilized best execution practices to evaluate execution and service quality and operational proficiency. The Board recalled that the Adviser utilized a third-party cybersecurity firm to develop and monitor cybersecurity protocols and procedures, and regularly trained its employees with respect to cyber threats. The Board concluded that the Adviser continued to provide effective and quality services to each Astor Fund and its respective shareholders.

Performance.

Astor Dynamic. The Board considered the Fund’s objective of total return though capital appreciation and income, with a multi-asset tactical strategy that adjusts portfolio risk based on microeconomic variables and target beta. The Board observed that the Fund earned a three-star Morningstar category rating, outperforming its Morningstar category and peer group over the one-year period while underperforming its benchmark across all periods. The Board acknowledged that the Fund’s diversification away from large cap companies was a likely explanation for why the Fund had underperformed compared to its benchmark. The Board also recognized that the Fund demonstrated strong performance over time, performing on par with its peer group and Morningstar category over the three-year period and outperforming its peer group and Morningstar category over the five-year period. After further discussion, the Board concluded that Astor Dynamic’s performance was satisfactory.

The Astor Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
July 31, 2022

Astor Macro. The Board observed that the Fund utilized multiple quantitative strategies implemented over a broad variety of asset classes and countries to achieve its investment objective with lower risk than global equity markets. The Board noted that the Fund earned a five-star Morningstar category rating, while underperforming its Morningstar category, peer group, and benchmark for the one-year period. The Board recalled the Adviser’s explanation that such underperformance was attributable to certain trends turning negative in 2021. The Board recognized that the Fund outperformed its Morningstar category and peer group across the three-year, five-year and since inception periods. After further discussion, the Board concluded that Astor Macro’s performance was satisfactory.

Astor Sector. The Board noted the Fund’s objective of capital appreciation with less volatility than the equity market. The Board observed that the Fund earned a five-star Morningstar category rating. The Board commented that the Fund outperformed its Morningstar category and peer group across all periods. The Board considered the Adviser’s assertion that the Fund remained defensive for some time after the market decline in 2020 and agreed that Fund had since demonstrated strong performance. After further discussion, the Board concluded that the Astor Sector’s performance was satisfactory.

Fees and Expenses.

Astor Dynamic. The Board evaluated the Fund’s advisory fee, noting that its advisory fee of 0.95% was below its peer group average and median, but higher than its Morningstar category average and median. The Board observed that the Fund’s net expense ratio of 1.15% was lower than the Fund’s peer group average and median, and in line with its Morningstar category median. The Board concluded that the advisory fee for Astor Dynamic was not unreasonable.

Astor Macro. The Board observed that the Fund’s advisory fee of 1.45% and net expense ratio of 1.75% were both above their Morningstar category and peer group averages and medians. The Board acknowledged Astor’s justifications for the fees including the additional expenses that the Fund incurred holding ETFs and the Fund’s inability to benefit from economies of scale due to its small size relative to the size of its peers. After discussion of the information provided, the Board concluded that the Fund’s advisory fee was not unreasonable.

Astor Sector. The Board observed that the advisory fee of 0.95% for Astor Sector was below its peer group average and median and higher than its Morningstar category average and median. The Board acknowledged that the Fund’s net expense ratio of 1.40% was lower than its peer group average and median, below the Morningstar category median and slightly above the Morningstar category average. The Board concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Board considered whether economies of scale had been reached with respect to the management of each of the Astor Funds. They noted that the Adviser had indicated its willingness to discuss the matter of breakpoints with the Board as each of the Astor Funds increased its assets. The Board agreed that in light of the expense limitation agreements, which effectively protected shareholders from high expenses despite lower asset levels, and the

The Astor Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
July 31, 2022

Adviser’s willingness to consider breakpoints as each of the Astor Fund reached higher asset levels, the absence of breakpoints was acceptable.

Profitability. The Board reviewed the profitability analysis provided by the Adviser for each of the Astor Funds. The Board commented that the Adviser reported varying levels of profits for Astor Macro, Astor Dynamic, and Astor Sector. The Board considered other factors cited by the Adviser to support the level of profits, including, without limitation, continued investments in the Adviser’s strategies and the additional compliance costs and resources required for such strategies. The Board concluded that the Adviser’s profitability with respect to each Fund was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that renewal of the Advisory Agreement was in the best interests of the shareholders of each of the Astor Funds.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Astor Funds.

The Astor Funds
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2022

LIQUIDITY RISK MANAGEMENT PROGRAM

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Funds’ liquidity risk, taking into consideration, among other factors, the Funds’ investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended July 31, 2022, the Board and the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and they determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board and Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

The Astor Funds
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2022

Foreign Tax Credit

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of fiscal year ended July 31, 2022 and July 31, 2021, were as follows:

For fiscal year ended
7/31/2022	Foreign Taxes Paid	Foreign Source Income
Astor Dynamic Allocation	$0.0018	$0.0172
Astor Sector Allocation	—	—
Astor Macro Alternative	—	—

For fiscal year ended
7/31/2021	Foreign Taxes Paid	Foreign Source Income
Astor Dynamic Allocation	$0.0034	$0.0340
Astor Sector Allocation	—	—
Astor Macro Alternative	0.0030	0.0203

The Astor Funds
Expense Examples (Unaudited)
July 31, 2022

Example

As a shareholder of a Fund you will incur two types of costs: (1) transaction costs, including sales loads and redemption fees; and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period.”

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
	Expense Ratio	2/1/22	7/31/22	Period(a)	7/31/22	Period

Astor Dynamic Allocation Fund – Class A	1.40%	$1,000.00	$937.70	$ 6.73	$1,017.85	$ 7.00
Astor Dynamic Allocation Fund – Class C	2.15%	$1,000.00	$934.70	$ 10.31	$1,014.13	$ 10.74
Astor Dynamic Allocation Fund – Class I	1.15%	$1,000.00	$938.60	$ 5.53	$1,019.09	$ 5.76
Astor Sector Allocation Fund – Class A	1.40%	$1,000.00	$944.30	$ 6.77	$1,017.83	$ 7.03
Astor Sector Allocation Fund – Class C	2.16%	$1,000.00	$941.50	$ 10.38	$1,014.11	$ 10.76
Astor Sector Allocation Fund – Class I	1.16%	$1,000.00	$945.30	$ 5.57	$1,019.07	$ 5.78
Astor Macro Alternative Fund – Class A	2.00%	$1,000.00	$965.30	$ 8.53	$1,012.99	$ 8.74
Astor Macro Alternative Fund – Class I	1.75%	$1,000.00	$967.20	$ 8.54	$1,016.11	$ 8.75

(a)	Actual Expenses Paid During Period are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days and divided by 365.

The Astor Funds
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2022

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 -2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

7/31/22 – NLFT_v1

The Astor Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
July 31, 2022

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Associate Director, Ultimus Fund Solutions (since 2022); Manager of Legal Administration, Ultimus Fund Solutions (2020-2022); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014-2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of July 31, 2022, the Trust was comprised of 68 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-738-0333.

7/31/22 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-738-0333 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-844-798-3833.

ADVISOR
Astor Investment Management, LLC
111 South Wacker Dr. Suite 3950
Chicago, Illinois 60606

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

AST-AR22

(b)	Not Applicable

Item 2. Code of Ethics.

(a)       The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)        During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that Mark Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Taylor is independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $ 45,500

2021 - $ 45,500

(b)	Audit-Related Fees

2022 - None

2021 - None

(c)	Tax Fees

2022 – $ 8,000

2021 – $ 8,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 - None

2021 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2022	2021
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 - $ 8,000

2021 - $ 8,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)        Not applicable.

(j)        Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 10/3/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 10/3/2022

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 10/3/2022